EXHIBIT 32.2 -- Certification of Chief Financial Officer pursuant to Section
                906 of Sarbanes-Oxley Act.








                   CERTIFICATION PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002


In connection with the filing of KleenAir Systems, Inc.(the "Company"), on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Lionel Simons, the Chief Financial Officer of the Company, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

   (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   April 14, 2005



 /s/ Lionel Simons
------------------------
Lionel Simons,
Chief Financial Officer










                                Exhibit 32.2